                                                                   EXHIBIT 10.18


                              STANDARD OFFICE LEASE





                                     BETWEEN



                        ARDEN REALTY LIMITED PARTNERSHIP,
                         a Maryland limited partnership


                                   AS LANDLORD



                                       AND



                                HOW2HQ.COM, INC.,
                             a Delaware corporation


                                    AS TENANT





                                    SUITE 222
                                2800 28TH STREET
                            SANTA MONICA, CALIFORNIA




                                 AUGUST 2, 1999

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE 1 - Basic Lease Provisions................................................................................1

ARTICLE 2 - Term..................................................................................................2

ARTICLE 3 - Rental ...............................................................................................2
           (a)        Basic Rental................................................................................2
           (b)        Increase in Direct Costs....................................................................3
           (c)        Definitions.................................................................................3
           (d)        Determination of Payment....................................................................5

ARTICLE 4 - Security Deposit......................................................................................6

ARTICLE 5 - Holding Over..........................................................................................7

ARTICLE 6 - Personal Property Taxes...............................................................................7

ARTICLE 7 - Use...................................................................................................7

ARTICLE 8 - Condition of Premises.................................................................................8

ARTICLE 9 - Repairs and Alterations...............................................................................8

ARTICLE 10 - Liens................................................................................................9

ARTICLE 11 - Project Services....................................................................................10

ARTICLE 12 - Rights of Landlord..................................................................................11

ARTICLE 13 - Indemnity; Exemption of Landlord from Liability.....................................................11
           (a)        Indemnity..................................................................................11
           (b)        Exemption of Landlord from Liability.......................................................12

ARTICLE 14 - Insurance...........................................................................................12
           (a)        Tenant's Insurance.........................................................................12
           (b)        Form of Policies...........................................................................12
           (c)        Landlord's Insurance.......................................................................13
           (d)        Waiver of Subrogation......................................................................13
           (e)        Compliance with Law........................................................................13

ARTICLE 15 - Assignment and Subletting...........................................................................13

ARTICLE 16 - Damage or Destruction...............................................................................15

ARTICLE 17 - Subordination.......................................................................................17

ARTICLE 18 - Eminent Domain......................................................................................18

ARTICLE 19 - Default.............................................................................................18

ARTICLE 20 - Remedies............................................................................................19

ARTICLE 21 - Transfer of Landlord's Interest.....................................................................20

ARTICLE 22 - Broker..............................................................................................20

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
ARTICLE 23 - Parking.............................................................................................21

ARTICLE 24 - Waiver..............................................................................................21

ARTICLE 25 - Estoppel Certificate................................................................................22

ARTICLE 26 - Liability of Landlord...............................................................................22

ARTICLE 27 - Inability To Perform................................................................................22

ARTICLE 28 - Hazardous Waste.....................................................................................23

ARTICLE 29 - Surrender of Premises; Removal of Property..........................................................24

ARTICLE 30 - Miscellaneous.......................................................................................25
           (a)        Severability; Entire Agreement.............................................................25
           (b)        Attorney's Fees; Waiver of Jury Trial......................................................25
           (c)        Time of Essence............................................................................25
           (d)        Headings; Joint and Several................................................................25
           (e)        Reserved Area..............................................................................25
           (f)        No Option..................................................................................25
           (g)        Use of Project Name; Improvements..........................................................25
           (h)        Rules and Regulations......................................................................26
           (i)        Quiet Possession...........................................................................26
           (j)        Rent.......................................................................................26
           (k)        Successors and Assigns.....................................................................26
           (l)        Notices....................................................................................26
           (m)        Persistent Delinquencies...................................................................26
           (n)        Right of Landlord to Perform...............................................................26
           (o)        Access, Changes in Project, Facilities, Name...............................................27
           (p)        Signing Authority..........................................................................27
           (q)        Identification of Tenant...................................................................27
           (r)        Substitute Premises........................................................................28
           (s)        Survival of Obligations....................................................................28
           (t)        Confidentiality............................................................................28
           (u)        Governing Law..............................................................................28
           (v)        Exhibits and Addendum......................................................................28
           (w)        Financial Statements.......................................................................28

ARTICLE 31 - Signage/Directory...................................................................................29

ARTICLE 32 - Lease Guaranty......................................................................................29

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                                    EXHIBITS


      Exhibit "A"                                 Premises

      Exhibit "B"                                 Rules and Regulations

      Exhibit "C"                                 Notice of Lease Term Dates
                                                  and Tenant's Percentage

      Exhibit "D"                                 Tenant Work Letter

      Exhibit "E"                                 Certified Copy of Board of
                                                  Directors Resolutions

      Exhibit "F"                                 Lease Guaranty

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                                     -iii-

                              STANDARD OFFICE LEASE


                  This Standard Office Lease ("Lease") is made and entered into as of this 2nd day of August 1999 by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord"), and HOW2HQ.COM, INC., a Delaware corporation ("Tenant").

                  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises described as Suite No. 222 as designated on the plan attached hereto and incorporated herein as Exhibit "A" ("Premises") of the project ("Project") whose address is 2800 28th Street, Santa Monica, California for the term and upon the terms and conditions hereinafter set forth, and Landlord and Tenant hereby agree as follows:


ARTICLE 1 - Basic Lease Provisions:

A.   Term:     Commencement Date:       The earlier of (i) the date Tenant first
                                        commences to conduct business in the
                                        Premises, or (ii) the date of
                                        Substantial Completion of Tenant
                                        Improvements (as each such term is
                                        defined in the Tenant Work Letter
                                        attached hereto as Exhibit "D") in the
                                        Premises. The anticipated Commencement
                                        Date is October 1, 1999.

               Expiration Date:         The date immediately preceding the fifth
                                        (5th) anniversary of the Commencement
                                        Date; provided, however, that if the
                                        Commencement Date is a date other than
                                        the first day of a month, the Expiration
                                        Date shall be the last day of the month
                                        which is sixty (60) months after the
                                        month in which the Commencement Date
                                        falls, unless extended or earlier
                                        terminated pursuant to this Lease.

B.   Square Footage:                    Landlord and Tenant stipulate and agree
                                        that the Premises contains 9,914
                                        rentable square feet.

C.   Basic Rental:

                               Monthly          Monthly Basic Rental
         Lease Months       Basic Rental        Per Rentable Sq. Foot
         ------------       ------------        ---------------------
             1-12            $18,340.90                $1.85

            13-24             19,332.30                 1.95

            25-36             20,819.40                 2.10

            37-48             22,306.50                 2.25

            49-60             23,297.90                 2.35


D.   Base Year:                         Calendar Year 2000


                                                                Initials:
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


E.   Tenant's Proportionate Share:      9.58% (based upon the rentable square
                                        footage of the Premises [9,914] divided
                                        by the rentable square footage of the
                                        Project [103,506]).

F.   Security Deposit:                  $18,340.90.

G.   Permitted Use:                     General office use.

H.   Brokers:                           Beitler Commercial Real Estate Services
                                        (Dean Heck and Robert Gray)

I.   Parking Passes:                    Tenant shall have the obligation to rent
                                        at least twenty (20) of the thirty (30)
                                        unreserved parking passes allocated to
                                        Tenant in accordance with the charges
                                        and provisions set forth in Article 23
                                        of this Lease. Once the Project is 95%
                                        occupied, Tenant shall have certain
                                        additional parking rights, as set forth
                                        in Article 23.

J.   First Month's Rent:                The first full month's rent of
                                        $18,340.90 shall be due and payable by
                                        Tenant to Landlord upon Tenant's
                                        execution of this Lease.

ARTICLE 2 - Term

     The Term of this Lease shall commence on the Commencement Date as set forth in Article 1.A. of the Basic Lease Provisions, and shall end on the expiration date set forth in Article 1.A. of the Basic Lease Provisions. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term, with the first Lease Year commencing on the Commencement Date; however, (a) if the Commencement Date falls on a day other than the first day of a calendar month, the first Lease Year shall end on the last day of the eleventh (11th) month after the Commencement Date and the second
(2nd) and each succeeding Lease Year shall commence on the first day of the next calendar month, and (b) the last Lease Year shall end on the Expiration Date. If Landlord is unable to deliver possession of the Premises to Tenant on or before the anticipated Commencement Date, Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease nor the obligations of Tenant hereunder. Notwithstanding the foregoing, if Landlord is unable to deliver possession of the Premises to Tenant within 120 days (subject to extension for force majeure events and Tenant Delays as defined in the Tenant Work Letter attached hereto) of the scheduled Commencement Date (the "Outside Delivery Date"), Tenant may terminate the Lease by written notice delivered to Landlord within ten days after the Outside Delivery Date, in which case neither Tenant nor Landlord shall have any obligations to each other arising from this Lease. If Tenant fails to provide timely the afore-mentioned notice, this Lease shall remain in full force and effect.

     Upon and after the date of Substantial Completion of the Tenant Improvements, Landlord may deliver to Tenant a Commencement Letter in a form substantially similar to that attached hereto as Exhibit "C", which Tenant shall execute and return to Landlord within ten (10) days of receipt thereof. Failure of Tenant to timely execute and deliver the Commencement Letter shall constitute an acknowledgment that the statements included in such notice are true and correct without exception.

ARTICLE 3 - Rental

     (a) BASIC RENTAL. Tenant agrees to pay to Landlord during the Term hereof, at Landlord's office, or to such other person or at such other place as directed from time to time by written notice to Tenant from Landlord, the initial monthly and annual sums as set forth in Article 1.C. of the Basic Lease Provisions, payable in advance on the first day of each calendar

                                                                Initials:
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


month, without demand, setoff or deduction, and in the event this Lease commences or the date of expiration of this Lease occurs other than on the first day or last day of a calendar month, the rent for such month shall be prorated. Notwithstanding the foregoing, the first full month's rent shall be paid to Landlord in accordance with Article 1.J. of the Basic Lease Provisions.

     (b) INCREASE IN DIRECT COSTS. The term "Base Year" means the calendar year set forth in Article 1.D. of the Basic Lease Provisions. If, in any calendar year during the Term of this Lease, the Direct Costs (as hereinafter defined) paid or incurred by Landlord shall be higher than the Direct Costs for the Base Year, Tenant shall pay an additional sum for such and each subsequent calendar year equal to the product of the amount set forth in Article 1.E. of the Basic Lease Provisions multiplied by such increased amount of Direct Costs. In the event either the Premises and/or the Project is expanded or reduced, then Tenant's proportionate share shall be appropriately adjusted, and as to the calendar year in which such change occurs, Tenant's proportionate share for such year shall be determined on the basis of the number of days during that particular calendar year that such Tenant's proportionate share was in effect. In the event this Lease shall terminate on any date other than the last day of a calendar year, the additional sum payable hereunder by Tenant during the calendar year in which this Lease terminates shall be prorated on the basis of the relationship which the number of days which have elapsed from the commencement of said calendar year to and including said date on which this Lease terminates bears to three hundred sixty-five (365). Any and all amounts due and payable by Tenant pursuant to Articles 3(b), (c) and (d) hereof shall be deemed "Additional Rent", and Landlord shall be entitled to exercise the same rights and remedies upon default in these payments as Landlord is entitled to exercise with respect to defaults in Monthly Basic Rental payments.

     (c) DEFINITIONS. As used herein the term "Direct Costs" shall mean the sum of the following:

          (i) "Tax Costs", which shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed, reassessed or levied upon the Project and appurtenances thereto and the parking or other facilities thereof, or the real property thereunder (collectively, "Real Property") or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed, reassessed or levied by the United States, the State of California or any local government authority or agency or any political subdivision thereof, and shall include Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs or any part thereof; provided, however, if at any time after the date of this Lease the methods of taxation now prevailing shall be altered so that in lieu of or as a substitute for the whole or any part of any Tax Costs, there shall be assessed, reassessed or levied (a) a tax, assessment, reassessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents, issues, profits or income derived therefrom, or (b) a tax, assessment, reassessment, levy (including, but not limited to, any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Real Property and imposed upon Landlord, or (c) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, reassessments or levies or the part thereof so measured or based, shall be deemed to be included in the term "Direct Costs" (provided, however, that such altered method of taxation shall not materially increase the amount of "Tax Costs" payable by Tenant hereunder). When calculating Tax Costs for the Base Year, special assessments shall only be deemed included in Tax Costs for the Base Year to the extent that such special assessments are included in Tax Costs for the applicable subsequent calendar year during the Term.


                                                                Initials:
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

          (ii) "Operating Costs", which shall mean all costs and expenses incurred by Landlord in connection with the maintenance, operation, replacement, ownership and repair of the Project, the equipment, the intrabuilding network cable, adjacent walks, malls and landscaped and common areas and the parking structure, areas and facilities of the Project, including, but not limited to, salaries, wages, medical, surgical and general welfare benefits and pension payments, payroll taxes, fringe benefits, employment taxes, workers' compensation, uniforms and dry cleaning thereof for all persons who perform duties connected with the operation, maintenance and repair of the Project, its equipment the intrabuilding network cable and the adjacent walks and landscaped areas, including janitorial, gardening, security, parking, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, hired services, a reasonable allowance for depreciation of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, accountant's fees incurred in the preparation of rent adjustment statements, legal fees, real estate tax consulting fees, personal property taxes on property used in the maintenance and operation of the Project, fees, costs, expenses or dues payable pursuant to the terms of any covenants, conditions or restrictions or owners' association pertaining to the Project, capital expenditures incurred to effect economies of operation of, or stability of services to, the Project and capital expenditures required by government regulations, laws, or ordinances, including, but not limited to the American with Disabilities Act (which capital expenditures shall be amortized on a useful life basis, as determined in accordance with generally accepted accounting principles, or, if the same would result in a shorter amortization period, the period by which the reasonably anticipated savings would equal the amount of the capital expenditures; provided, however, that Landlord shall be solely responsible for making all alterations or repairs to the Premises and the Building required to comply with government regulations, laws, or ordinances, including, but not limited to the American with Disabilities Act, in effect and enforced as of the date of this Lease); the cost of all charges for electricity, gas, water and other utilities furnished to the Project, including any taxes thereon; the cost of all charges for fire and extended coverage, liability and all other insurance for the Project carried by Landlord; the cost of all building and cleaning supplies and materials; the cost of all charges for cleaning, maintenance and service contracts and other services with independent contractors and administration fees; a property management fee not to exceed the property management fee generally being charged at Comparable Projects (as defined below) (which fee may be imputed if Landlord has internalized management or otherwise acts as its own property manager); and license, permit and inspection fees relating to the Project. For purposes of this Lease, "Comparable Projects" shall mean similar office buildings located in Santa Monica, California, which buildings have institutional quality of ownership, age, location and quality of construction like the Project. In the event, during any calendar year, the Project is less than ninety-five percent (95%) occupied at all times, the Operating Costs shall be adjusted to reflect the Operating Costs of the Project as though ninety-five percent (95%) were occupied at all times, and the increase or decrease in the sums owed hereunder shall be based upon such Operating Costs as so adjusted.

     Notwithstanding anything to the contrary set forth in this Article 3, when calculating Operating Costs for the Base Year, Operating Costs shall exclude (a) market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes, (b) utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, and (c) costs or amortization of any capital items including, but not limited to, capital improvements, capital repairs and capital replacements (including such amortized costs where the actual improvement, repair or replacement was made in prior years).

     Notwithstanding anything above to the contrary, Operating Costs shall not include (1) the cost of providing any service (including utilities) directly to and paid directly by any tenant (outside of such tenant's Direct Cost payments);
(2) the cost of any items for which Landlord is reimbursed by insurance proceeds, condemnation awards, a tenant of the Project, or otherwise to the extent so reimbursed; (3) any real estate brokerage commissions or other costs incurred in procuring tenants, or any fee in lieu of commission; (4) depreciation, amortization of principal and interest on mortgages or ground lease payments (if any); (5) costs of items considered capital repairs, replacements, improvements and equipment under generally accepted accounting principles consistently applied, except as expressly included in Operating Costs pursuant to the definition above; (6) costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and

                                                                Initials:
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                                      -4-
conditions of any lease of space in the Project or any law, code, regulation, ordinance or the like; (7) Landlord's general corporate overhead and general and administrative expenses; (8) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord (other than in the parking facility for the Project); (9) costs incurred in connection with upgrading the Project to comply with disability, life, seismic, fire and safety codes, ordinances, statutes, or other laws in effect prior to the Commencement Date, including, without limitation, the ADA, including penalties or damages incurred due to such non-compliance; (10) costs incurred to (i) comply with laws relating to the removal of any Hazardous Material, as that term is defined in
Article 28 of this Lease, which was in existence on the Project prior to the Commencement Date, and (ii) to remove, remedy, contain, or treat any Hazardous Material, which Hazardous Material is brought onto the Project after the date hereof by Landlord or any other tenant of the Project; (11) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements in the Project except as otherwise expressly provided in this Section 3(c)(ii), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Project; (12) costs of alterations to the premises of other tenants except as otherwise expressly provided in this Section 3(c)(ii); (13) costs of the initial construction or directly related to the initial construction of the Project or the Project parking facility; (14) advertising and promotion expenditures, except for Project directories or Project standard signage; (15) any bad debt loss, rent loss or reserves for bad debt loss or rent loss; (16) the salaries of executives and employees of Landlord or any Affiliate above the level of general manager (other than the Project's engineer), except to the extent they may be engaged in providing management or Project operation services described in this
Section 3(c)(ii); (17) legal fees incurred in connection with the original or future leasing of the Project; (18) legal fees incurred in connection with disputes related solely to another tenant or other tenants of the Project; and
(19) federal, state and local incomes taxes of Landlord except as otherwise expressly provided in this Section 3(c).

     (d) DETERMINATION OF PAYMENT.

          (i) If for any calendar year ending or commencing within the Term, Tenant's Proportionate Share of Direct Costs for such calendar year exceeds Tenant's Proportionate Share of Direct Costs for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Sections 3(d)(ii) and (iii), below, and as additional rent, an amount equal to the excess (the "Excess").

          (ii) Landlord shall give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Costs for the then-current calendar year shall be and the estimated Excess (the "Estimated Excess") as calculated by comparing Tenant's Proportionate Share of Direct Costs for such calendar year, which shall be based upon the Estimate, to Tenant's Proportionate Share of Direct Costs for the Base Year. Landlord shall use commercially reasonable efforts to deliver the Estimate Statement to Tenant on or before April 30th of each year. The failure of Landlord to timely furnish the Estimate Statement for any calendar year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 3. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current calendar year, Tenant shall pay, with its next installment of Monthly Basic Rental due, a fraction of the Estimated Excess for the then-current calendar year (reduced by any amounts paid pursuant to the last sentence of this Section 3(d)(ii)). Such fraction shall have as its numerator the number of months which have elapsed in such current calendar year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the Monthly Basic Rental installments, an amount equal to one-twelfth (1/12th) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

          (iii) In addition, Landlord shall use commercially reasonable efforts to give to Tenant on or before the first day of April following the end of each calendar year, a statement (the "Statement") which shall state the Direct Costs incurred or accrued for such preceding calendar year, and which shall indicate the amount, if any, of the Excess. Upon receipt of the Statement for each calendar year during the Term, if amounts paid by Tenant as Estimated Excess are less than the actual Excess as specified on the Statement, Tenant shall pay, within thirty (30) days of Tenant's receipt of the Statement, the full amount of the Excess for such calendar year, less the amounts, if

                                                                Initials:
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                                      -5-
any, paid during such calendar year as Estimated Excess. If, however, the Statement indicates that amounts paid by Tenant as Estimated Excess are greater than the actual Excess as specified on the Statement, such overpayment shall be credited against Tenant's next installments of Estimated Excess. The failure of Landlord to timely furnish the Statement for any calendar year shall not prejudice Landlord from enforcing its rights under this Article 3. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Proportionate Share of the Direct Costs for the calendar year in which this Lease terminates, if an Excess is present, Tenant, within thirty (30) days, shall pay to Landlord an amount as calculated pursuant to the provisions of this Article 3(d). The provisions of this Section 3(d)(iii) shall survive the expiration or earlier termination of the Term.

          (iv) Within one hundred twenty (120) days after receipt of a Statement by Tenant ("Review Period"), if Tenant disputes the amount set forth in the Statement, an independent certified public accountant (which accountant is a member of a nationally or regionally recognized accounting firm and is not paid on a contingency based upon the results of the audit), designated by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records at Landlord's offices, provided that Tenant is not then in default after expiration of all applicable cure periods and provided further that Tenant and such accountant or representative shall, and each of them shall use their commercially reasonable efforts to cause their respective agents and employees to, maintain all information contained in Landlord's records in strict confidence. Notwithstanding the foregoing, Tenant shall only have the right to review Landlord's records one (1) time during any twelve (12) month period. Tenant's failure to dispute the amounts set forth in any Statement within the Review Period shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, but within thirty (30) days after the Review Period, Tenant notifies Landlord in writing that Tenant still disputes such amounts, a certification as to the proper amount shall be made in accordance with Landlord's standard accounting practices, at Tenant's expense, by an independent certified public accountant selected by Landlord and who is a member of a nationally or regionally recognized accounting firm. Landlord shall cooperate in good faith with Tenant and the accountant to show Tenant and the accountant the information upon which the certification is to be based. However, if such certification by the accountant proves that the Direct Costs set forth in the Statement were overstated by more than six percent (6%), then the cost of the accountant and the cost of such certification shall be paid for by Landlord. Promptly following the parties receipt of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification.

          (v) If the Project is a part of a multi-building development, those Direct Costs attributable to such development as a whole (and not attributable solely to any individual building therein) shall be allocated by Landlord to the Project and to the other buildings within such development on an equitable basis.

ARTICLE 4 - Security Deposit

     Tenant has deposited with Landlord the sum set forth in Article 1.F. of the Basic Lease Provisions as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant breaches any provision of this Lease, including but not limited to the payment of rent, Landlord may use all or any part of this security deposit for the payment of any rent or any other sums in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Tenant agrees that Landlord shall not be required to keep the security deposit in trust, segregate it or keep it separate from Landlord's general funds, but Landlord may commingle the security deposit with its general funds, and Tenant shall not be entitled to interest on such deposit. At the expiration of the Lease Term, and provided there then exists no Event of Default by Tenant hereunder, the security deposit, or any balance thereof shall be returned to Tenant (or, at Landlord's option, to Tenant's assignee) within forty-five (45) days, provided that subsequent to the expiration of this Lease, Landlord may retain from said security deposit (i) an amount reasonably estimated by Landlord to cover potential Direct Cost reconciliation payments due with respect to the calendar year in which this Lease



                                                                Initials:
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                                      -6-
terminates or expires (such amount so retained shall not, in any event, exceed ten percent (10%) of estimated Direct Cost payments due from Tenant for such calendar year through the date of expiration or earlier termination of this Lease and any amounts so retained and not applied to such reconciliation shall be returned to Tenant within thirty (30) days after Landlord's delivery of the Statement for such calendar year), and (ii) any and all amounts permitted by law or this Article 4. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of law, now or hereafter in effect, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises.

ARTICLE 5 - Holding Over

     Should Tenant, without Landlord's written consent, hold over after termination of this Lease, Tenant shall become a tenant from month-to-month, only upon each and all of the terms herein provided as may be applicable to a month-to-month tenancy, and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay in advance, monthly rent at one hundred fifty percent (150%) of the rate in effect for the last month of the Term of this Lease, in addition to, and not in lieu of, all other payments required to be made by Tenant hereunder, including, but not limited to, Tenant's Proportionate Share of any increase in Direct Costs. Nothing contained in this Article 5 shall be construed as consent by Landlord to any holding over of the Premises by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or earlier termination of the Term. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease, Tenant agrees to indemnify, defend and hold Landlord harmless from all costs, loss, expense or liability resulting therefrom, including without limitation, claims made by any succeeding tenant and real estate brokers claims and reasonable attorney's fees.

ARTICLE 6 - Personal Property Taxes

     Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. In the event any or all of Tenant's trade fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, or if the cost or value of any leasehold improvements in the Premises exceeds the cost or value of a Project-standard buildout as determined by Landlord and, as a result, real property taxes for the Project are increased, Tenant shall pay to Landlord its share of such taxes within fifteen (15) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property or above-standard improvements. Tenant shall assume and pay to Landlord at the time of paying Basic Rental any excise, sales, use, rent, occupancy, garage, parking, gross receipts or other taxes (other than federal, state or local net income taxes) which may be imposed on or on account of letting of the Premises or the payment of Basic Rental or any other sums due or payable hereunder, and which Landlord may be required to pay or collect under any law now in effect or hereafter enacted. Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency. Notwithstanding anything to the contrary contained herein, any sums payable by Tenant under this Article 6 shall not be included in the computation of "Tax Costs".

ARTICLE 7 - Use

     Tenant shall use and occupy the Premises only for the use set forth in
Article 1.G. of the Basic Lease Provisions and shall not use or occupy the Premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, which Landlord consent may be given or withheld in Landlord's sole and absolute discretion, and Tenant agrees that it will use the Premises in such a manner so as not to interfere with or infringe upon the rights of other tenants in the Project. Tenant shall, at its sole cost and expense, promptly comply with all covenants, conditions and restrictions, laws, statutes, ordinances and governmental regulations or requirements now in force or which may hereafter be in force relating to or affecting (i) the condition, use or occupancy of the Premises or the Project excluding structural changes to the Project

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not related to Tenant' particular use of the Premises, and (ii) improvements installed or constructed in the Premises at the request of Tenant. Tenant shall not do anything which would invalidate or increase the cost of any fire and extended coverage insurance policy covering the Project and/or the property located therein, and Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters.

     Tenant shall have the right to use in common with Landlord and other tenants, the Project's common entrances, lobbies, corridors, elevators, lavatories, loading docks, trash removal areas, grounds, roads, driveways, stairways, sidewalks, parking areas and facilities, and other similar areas, as reasonably determined by Landlord, which enable Tenant to obtain full use and enjoyment of the Premises for all customary purposes ("Common Areas").


ARTICLE 8 - Condition of Premises

     Subject to the performance by Landlord of its obligations under the Tenant Work Letter attached hereto as Exhibit "D," Tenant hereby agrees that the Premises shall be taken "as is", "with all faults", "without any representations or warranties, and Tenant hereby agrees and warrants that it has investigated and inspected the condition of the Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Project or the suitability of same for Tenant's purposes. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representations or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business, and Tenant expressly warrants and represents that Tenant has relied solely on its own investigation and inspection of the Premises and the Project in its decision to enter into this Lease and let the Premises in an "as is" condition. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were at such time in satisfactory condition. Tenant hereby waives Sections 1941 and 1942 of the Civil Code of California or any successor provision of law.

     Landlord reserves the right from time to time, but subject to payment by and/or reimbursement from Tenant to the extent permitted under Article 3 above:
(i) to install, use, maintain, repair, replace and relocate for service to the Premises and/or other parts of the Project pipes, ducts, conduits, wires, appurtenant fixtures, and mechanical systems, wherever located in the Premises or the Project, (ii) to alter, close or relocate any facility in the Premises or the Common Areas or otherwise conduct any of the above activities for the purpose of complying with a general plan for fire/life safety for the Project or otherwise, and (iii) to comply with any federal, state or local law, rule or order with respect thereto or the regulation thereof not currently in effect. Landlord shall attempt to perform any such work with the least inconvenience to Tenant as possible, but in no event shall Tenant be permitted to withhold or reduce Basic Rental or other charges due hereunder as a result of same, or otherwise make claim against Landlord for interruption or interference with Tenant's business and/or operations, except as expressly provided in Article 13.

ARTICLE 9 - Repairs and Alterations

     Landlord shall maintain the structural portions of the Project including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass, columns, beams, shafts, stairs, stairwells, elevator cabs and common areas and shall also maintain and repair the basic mechanical, electrical, lifesafety, plumbing, sprinkler systems and heating, ventilating and air-conditioning systems. Except as expressly provided as Landlord's obligation in this Article 9, Tenant shall keep the Premises in good condition and repair, ordinary wear and tear excepted. All damage or injury to the Premises or the Project resulting from the use, the act or the negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees shall be promptly repaired by Tenant, at its sole cost and expense, to the satisfaction of Landlord; provided, however, that for damage to the Project as a result of casualty or for any repairs that may impact the mechanical, electrical, plumbing, heating, ventilation or air conditioning systems of the Project, Landlord shall have the right (but not the obligation) to select the contractor and oversee all such repairs. Landlord may make any repairs

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which are not promptly made by Tenant after Tenant's receipt of written notice and the reasonable opportunity of Tenant to make said repair within ten (10) business days from receipt of said written notice, and charge Tenant for the cost thereof, which cost shall be paid by Tenant within ten (10) days from invoice from Landlord. Tenant shall be responsible for the design and function of all non-standard improvements of the Premises, whether or not installed by Landlord at Tenant's request. Tenant waives all rights to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent. Tenant shall make no alterations, changes or additions in or to the Premises (collectively, "Alterations") without Landlord's prior written consent (not to be unreasonably withheld), and then only by contractors or mechanics approved by Landlord in writing and upon the approval by Landlord (not to be unreasonably withheld) in writing of fully detailed and dimensioned plans and specifications pertaining to the Alterations in question, to be prepared and submitted by Tenant at its sole cost and expense. Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any Alterations approved by Landlord. If Landlord, in approving any Alterations, specifies a commencement date therefor, Tenant shall not commence any work with respect to such Alterations prior to such date. Tenant hereby indemnifies, defends and agrees to hold Landlord free and harmless from all liens and claims of lien, and all other liability, claims and demands arising out of any work done or material supplied to the Premises by or at the request of Tenant in connection with any Alterations (not including the initial tenant improvements). If permitted Alterations are made (not including the initial tenant improvements), they shall be made at Tenant's sole cost and expense and shall be and become the property of Landlord, except that Landlord may, by written notice to Tenant given at least thirty (30) days prior to the end of the Term, require Tenant at Tenant's expense to remove all partitions, counters, railings and other Alterations installed by Tenant, and to repair any damages to the Premises caused by such removal. Tenant's trade fixtures shall be and shall remain Tenant's property; provided, however, Tenant must identify Tenant's trade fixtures in writing immediately after their installation and, upon the expiration of this Lease, Tenant must remove such trade fixtures installed by Tenant, and repair any damages to the Premises caused by such removal. Any and all costs attributable to or related to the applicable building codes of the city in which the Project is located (or any other authority having jurisdiction over the Project) arising from Tenant's plans, specifications, improvements, alterations or otherwise shall be paid by Tenant at its sole cost and expense. With regard to repairs, Alterations or any other work arising from or related to this Article 9, Landlord shall be entitled to receive an administrative/supervision fee (which fee shall vary depending upon whether or not Tenant orders the work directly from Landlord) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work. Notwithstanding anything to the contrary in this Lease, the construction of initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 9.

ARTICLE 10 - Liens

     Tenant shall keep the Premises and the Project free from any mechanics' liens, vendors' liens, or any other liens arising out of any work performed, materials furnished, or obligations incurred by Tenant, and agrees to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorney's fees incurred by Landlord in connection with any such claim or action. Before commencing any work of alteration, addition or improvement to the Premises, Tenant shall give Landlord at least ten (10) business days' written notice of the proposed commencement of such work (to afford Landlord an opportunity to post appropriate notices of non-responsibility). In the event that there shall be recorded against the Premises or the Project or the Property of which the Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed or discharged within ten (10) days of filing, Landlord shall have the right but not the obligation to pay and discharge said lien without regard to whether such lien shall be lawful or correct or to require that Tenant deposit with Landlord in cash, lawful money of the United States, one hundred twenty-five percent (125%) of the amount of such claim, which sum may be retained by Landlord until such claim shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have become final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including attorney's fees, incurred by Landlord, and shall

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

remit the balance thereof to Tenant. The construction of initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 10.

ARTICLE 11 - Project Services

     (a) Landlord agrees to furnish to Tenant at the Premises, at a cost to be included in Operating Costs, from 8:00 a.m. to 6:00 p.m., Mondays through Fridays, and 9:00 a.m. to 1:00 p.m. on Saturdays, excepting local and national holidays, air conditioning and heat, all in such reasonable quantities as in the reasonable judgment of Landlord is reasonably necessary for the comfortable occupancy of the Premises and the Building. In addition, Landlord shall provide electric current for normal lighting, normal office machines and normal office uses, elevator service and water (hot and cold) on the same floor as the Premises for lavatory, drinking, sanitation and sewage purposes in such reasonable quantities as in the judgment of Landlord is reasonably necessary for general office use. Janitorial and maintenance services shall be furnished five
(5) days per week, excepting local and national holidays. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of the common area air conditioning, heating, elevator, electrical intrabuilding network cable and plumbing systems. Landlord shall not be liable for any loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits however occurring, and there shall be no rent abatement as a result of, any stoppage, reduction or interruption of any such services caused by governmental rules, regulations or ordinances, riot, strike, labor disputes, breakdowns, accidents, necessary repairs or other cause, except as expressly provided in Article 13. Except as specifically provided in this Article 11, Tenant agrees to pay for all utilities and other services utilized by Tenant and additional building services furnished to Tenant not generally furnished to other tenants of the Project at the rate generally charged by Landlord to tenants of the Project.

     (b) Tenant will not, without the prior written consent of Landlord, use any apparatus or device in the Premises, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises) for the purpose of using electric current or water (other than a refrigerator and dishwasher).

     (c) If Tenant shall require electric current in excess of that which Landlord is obligated to furnish under Article 11(a) above, Tenant shall first obtain the written consent of Landlord, which Landlord may refuse in its sole and absolute discretion, to the use thereof and Landlord may cause an electric current meter or submeter to be installed in the Premises to measure the amount of such excess electric current consumed by Tenant in the Premises. The cost of any such meter and of installation, maintenance and repair thereof, shall be paid for by Tenant, and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord, for all such excess electric current consumed by any such use as shown by said meter at the rates charged for such service by the city in which the Project is located or the local public utility, as the case may be, furnishing the same, plus any additional out-of-pocket expense incurred by Landlord in keeping account of the electric current so consumed.

     (d) If any non-standard lights, machines or equipment (including, but not limited to computers) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the building standard lights and usual office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including, but not limited to, modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with, or incidental to, failure to furnish any of the foregoing.

     (e) If Tenant requires heating, ventilation and/or air conditioning during times other than the times provided in Article 11(a) above, Tenant shall give Landlord such advance notice

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as Landlord shall reasonably require and shall pay Landlord's standard charge for such after-hours use, which standard charge, as of the date hereof, is $35.00 per hour (subject to increase from time to time).

     (f) Subject to the terms of Article 11(c) above, Landlord may impose a reasonable charge for any utilities or services, including without limitation electric current, required to be provided by Landlord by reason of any substantial recurrent use by Tenant of the Premises other than during the times provided in Article 11(a) above.

     (g) If Tenant is prevented from using, and does not use, the Premises or any portion thereof or the parking facilities, as a result of any failure to provide services to the Premises, and such failure was not caused directly or indirectly by the negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees (a "Services Failure Event"), then Tenant shall give written notice of such Services Failure Event to Landlord. If the Services Failure Event continues for five (5) consecutive business days (the "Services Failure Period") after Landlord's receipt of Tenant's written notice, then Basic Rental and Additional Rent shall be abated or reduced after expiration of the Services Failure Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises, provided that Basic Rental and Additional Rent shall be abated completely if the portion of the Premises that Tenant is prevented from using, and does not use, is so significant as to make it impractical for Tenant to conduct its business in the Premises and Tenant does not, in fact, for that reason, conduct its business in the Premises.

ARTICLE 12 - Rights of Landlord

     Landlord and its agents shall have the right to enter the Premises at all reasonable times and upon reasonable prior notice (except in the event of an emergency) for the purpose of cleaning the Premises, examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Landlord deems necessary for the protection of Landlord or the Property, showing the same to prospective tenants, lenders or purchasers of the Project, in the case of an emergency, and for making such alterations, repairs, improvements or additions to the Premises or to the Project as Landlord may deem necessary or desirable. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or may enter forcibly, only in the case of an emergency, without liability to Tenant except for any failure to exercise due care for Tenant's property, and without affecting this Lease. Landlord shall use commercially reasonable efforts to ensure that Landlord's entry does not materially and adversely interfere with Tenant's use, occupancy or enjoyment of the Premises.

ARTICLE 13 - Indemnity; Exemption of Landlord from Liability

     (a) INDEMNITY . Tenant shall indemnify, defend and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or the Project (including Tenant's signage) or from the conduct of its business or from any activity, work or thing which may be permitted or suffered by Tenant in or about the Premises or the Project and shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees, patrons, customers or members in or about the Project and from any and all costs, reasonable attorney's fees, expenses and liabilities incurred in the defense of any claim or any action or proceeding brought thereon, including negotiations in connection therewith. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where the damage or injury is caused by the negligence or willful misconduct of Landlord.

          Subject to Article 14(d), Landlord shall indemnify, defend and hold Tenant harmless from any and all claims arising from any negligence or willful misconduct of Landlord.


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     (b) EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for injury to Tenant's business, or loss of income therefrom, or, except in connection with damage or injury resulting from the negligence or willful misconduct of Landlord, or its authorized agents, for damage that may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises directly or indirectly caused by or resulting from fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, light fixtures, or mechanical or electrical systems or from intrabuilding network cable, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources or places and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Tenant. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant of the Project.

     Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the Project is solely within Landlord's discretion; Landlord shall have no liability in connection with the decision whether or not to provide such services, and Tenant hereby waives all claims based thereon. Landlord shall not be liable to Tenant for losses due to theft, vandalism, or like causes.

ARTICLE 14 - Insurance

     (a) TENANT'S INSURANCE. Tenant, shall at all times during the Term of this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage: (i) Commercial General Liability Insurance with a combined single limit for bodily injury and property damages of not less than Two Million Dollars ($2,000,000) per occurrence and Three Million Dollars ($3,000,000) in the annual aggregate, including products liability coverage if applicable, covering the insuring provisions of this Lease and the performance of Tenant of the indemnity and exemption of Landlord from liability agreements set forth in Article 13 hereof; (ii) a policy of standard fire, extended coverage and special extended coverage insurance (all risks), including a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage where sprinklers are provided in an amount equal to the full replacement value new without deduction for depreciation of all (A) Tenant Improvements, Alterations, fixtures and other improvements in the Premises, and (B) trade fixtures, furniture, equipment and other personal property installed by or at the expense of Tenant; (iii) Workers' Compensation coverage as required by law; and (iv) business interruption, loss of income and extra expense insurance covering failure of Tenant's telecommunications equipment and covering all other perils, failures or interruptions. Tenant shall carry and maintain, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 14 (where such increases are commercially reasonable) and such other commercially reasonable types of insurance coverage and in such commercially reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably required by Landlord, provided that Landlord may only make such request at least ninety (90) days prior to the date such increased amount of insurance or other type of insurance coverage shall become effective.

     (b) FORM OF POLICIES. The aforementioned minimum limits of policies and Tenant's procurement and maintenance thereof shall in no event limit the liability of Tenant hereunder. The Commercial General Liability Insurance policy shall name Landlord, Landlord's property manager, Landlord's lender(s) and such other persons or firms as Landlord specifies from time to time, as additional insureds with an appropriate endorsement to the policy(s). All such insurance policies carried by Tenant shall be with companies having a rating of not less than A-VIII in Best's Insurance Guide. Tenant shall furnish to Landlord, from the insurance companies, or cause the insurance companies to furnish, certificates of coverage. No such policy shall be subject to reduction of coverage or other modification or cancellation except after thirty (30) days' prior written notice to Landlord by the insurer. Deductible amounts under all insurance policies required to be carried by Tenant shall not exceed Five Thousand Dollars ($5,000.00) per occurrence. All such insurance shall be written on an "occurrence" basis, which shall afford coverage for all claims based on acts, omissions, injury and damage, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. All such policies shall be endorsed to agree that

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                                      -12-

Tenant's policy is primary and that any insurance covered by Landlord is excess and not contributing with any Tenant insurance requirement hereunder. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance or furnish Landlord with renewals or binders, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant upon demand with interest (at the rate set forth in Section 20(e) below) from the date such sums are extended. Tenant shall have the right to provide such insurance coverage, pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

     (c) LANDLORD'S INSURANCE. Landlord shall, as a cost to be included in Operating Costs, procure and maintain at all times during the Term of this Lease, a policy or policies of insurance covering loss or damage to the Project in the amount of the full replacement costs without deduction for depreciation thereof (exclusive of Tenant's trade fixtures, inventory, personal property and equipment), providing protection against all perils included within the classification of fire and extended coverage, vandalism coverage, and malicious mischief, sprinkler leakage, water damage, and special extended coverage on building. Additionally, Landlord may (but shall not be required to) carry: (i) Bodily injury and property damage liability insurance and/or excess liability coverage insurance; (ii) earthquake and/or flood damage insurance; and (iii) rental income insurance at its election or if required by its lender from time to time during the Term hereof, in such amounts and with such limits as Landlord or its lender may deem appropriate. The costs of such insurance shall be included in Operating Costs. Such insurance policies shall not limit the liability of Landlord under this Lease.

     (d) WAIVER OF SUBROGATION. Landlord and Tenant each agree to have their respective insurers issuing the insurance described in Sections 14(a)(ii), 14(a)(iv) and the first sentence of Section 14(c) waive any rights of subrogation that such companies may have against the other party. Tenant hereby waives any right that Tenant may have against Landlord and Landlord hereby waives any right that Landlord may have against Tenant as a result of any loss or damage to the extent such loss or damage is insurable under such policies.

     (e) COMPLIANCE WITH LAW. Tenant agrees that it will not, at any time, during the Term of this Lease, carry any stock of goods or do anything out of the ordinary course of business in or about the Premises which will in any way tend to materially increase the insurance rates upon the Project. Tenant agrees to pay Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire that may be charged during the Term of this Lease on the amount of insurance to be carried by Landlord on the Project resulting from the foregoing, or from Tenant doing any act in or about said Premises which does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment which constitutes an overload of electrical lines of the Premises, Tenant shall, at its own cost and expense in accordance with all other Lease provisions, and subject to the provisions of Articles 9, 10 and 11 hereof, make whatever changes are necessary to comply with requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading. To the extent arising out of or related to Tenant's use or occupancy of the Premises, Tenant shall, at its own expense, comply with all requirements of the insurance authority having jurisdiction over the Project necessary for the maintenance of reasonable fire and extended coverage insurance for the Premises.

ARTICLE 15 - Assignment and Subletting

     Tenant shall have no right to, either voluntarily, involuntarily, by operation of law or otherwise, sell, assign, transfer or hypothecate this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be used or occupied by anyone other than Tenant or Tenant's employees without the prior written consent of Landlord which shall not be unreasonably withheld. If Tenant is a corporation, unincorporated association, partnership or limited liability company, the sale, assignment, transfer or hypothecation of any class of stock or other ownership interest in such corporation, association, partnership or limited liability company in excess of fifty


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percent (50%) in the aggregate shall be deemed an assignment within the meaning and provisions of this Article 15. Tenant may transfer its interest pursuant to this Lease only upon the following express conditions, which conditions are agreed by Landlord and Tenant to be reasonable:

     (a) That the proposed transferee shall be subject to the prior written consent of Landlord, which consent will not be unreasonably withheld but, without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if:

          (i) The use to be made of the Premises by the proposed transferee is
(a) not generally consistent with the character and nature of all other tenancies in the Project, or (b) a use which conflicts with any so-called "exclusive" then in favor of, or for any use which is the same as that stated in any percentage rent lease to, another tenant of the Project or any other buildings which are in the same complex as the Project, or (c) a use which would be prohibited by any other portion of this Lease (including, but not limited to, any rules and regulations then in effect);

          (ii) The financial responsibility of the proposed transferee is not reasonably satisfactory to Landlord (provided that if the financial responsibility of the proposed transferee is at least equal to that of Tenant as of the date of execution of this Lease, the financial responsibility of the proposed transferee shall be reasonably satisfactory to Landlord);

          (iii) The proposed transferee is either a governmental agency or instrumentality thereof; or

          (iv) Either the proposed transferee or any person or entity which directly or indirectly controls, is controlled by or is under common control with the proposed transferee (A) occupies space in the Project at the time of the request for consent (so long as Landlord has or will shortly have vacant space in the Project to accommodate the needs of such other tenant), or (B) is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date of the proposed transfer, to lease space in the Project.

     (b) Whether or not Landlord consents to any such transfer, Tenant shall pay to Landlord Landlord's then standard processing fee and reasonable attorneys' fees incurred in connection with the proposed transfer up to the aggregate sum of One Thousand Five Hundred Dollars ($1,500.00);

     (c) That the proposed transferee shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease applicable to that portion of the Premises so transferred; and

     d) That an executed duplicate original of said assignment and assumption agreement or other transfer on a form reasonably approved by Landlord, shall be delivered to Landlord within five (5) days after the execution thereof, and that such transfer shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto. It shall be a condition to Landlord's consent to any subleasing, assignment or other transfer of part or all of Tenant's interest in the Premises (hereinafter referred to as a "Transfer") that (i) upon Landlord's consent to any Transfer, Tenant shall pay and continue to pay fifty percent (50%) of any "Transfer Premium" (defined below), received by Tenant from the transferee; (ii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such sublessee notice that Tenant is in default under this Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, and any sublessee shall agree to attorn to Landlord or its successors and assigns at their request should this Lease be terminated for any reason; (iii) any such Transfer and consent shall be effected on forms supplied by Landlord and/or its legal counsel; (iv) Landlord may require that Tenant not then be in default hereunder in any respect; (v) subject to Landlord's right to require attornment by any subtenant, any termination of this Lease, whether voluntary or involuntary, shall cause each sublease to terminate, notwithstanding Landlord's prior approval of the sublease; and (vi) Tenant or the proposed subtenant or assignee (collectively, "Transferee") shall agree to pay Landlord, upon demand, as additional rent, a sum equal to the additional costs, if any, incurred by Landlord for maintenance and repair as a result of any change in the nature of occupancy caused by such subletting or assignment. "Transfer Premium" shall mean


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all rent, additional rent or other consideration payable by a Transferee in connection with a Transfer in excess of the rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer and if such Transfer is less than all of the Premises, the Transfer Premium shall be calculated on a rentable square foot basis after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises paid for by Tenant in connection with the Transfer, (ii) any other out-of-pocket monetary concessions provided by Tenant to the transferee, and (iii) any brokerage commissions paid for by Tenant in connection with the Transfer. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by a transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to the Transferee and any payment in excess of fair market value for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to the Transferee in connection with such Transfer. Any sale, assignment, hypothecation, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 15 shall be void and shall, at the option of Landlord, terminate this Lease. In no event shall the consent by Landlord to an assignment or subletting be construed as relieving Tenant, any assignee, or sublessee from obtaining the express written consent of Landlord to any further assignment or subletting, or as releasing Tenant from any liability or obligation hereunder whether or not then accrued and Tenant shall continue to be fully liable therefor. No collection or acceptance of rent by Landlord from any person other than Tenant shall be deemed a waiver of any provision of this
Article 15 or the acceptance of any assignee or subtenant hereunder, or a release of Tenant (or of any successor of Tenant or any subtenant). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Article 15 or otherwise has breached or acted unreasonably under this Article 15, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.

     Notwithstanding anything to the contrary contained in this Article 15, Landlord shall have the option by giving written notice to Tenant within thirty
(30) days after Landlord's receipt of a request for consent to a proposed Transfer, to terminate this Lease as to the portion of the Premises which is the subject of the Transfer; provided, however, that Landlord shall provide Tenant written notice of Landlord's intent to exercise this right (the "Recapture Notice") and Tenant shall have five (5) days after receipt of the Recapture Notice to revoke (in writing) Tenant's request for consent to a proposed Transfer, in which case this Lease shall remain in full force and effect. If this Lease is terminated with respect to less than the entire Premises, the Basic Rental and Tenant's Proportionate Share shall be prorated based on the number of rentable square feet retained by Tenant as compared to the total number of rentable square feet contained in the original Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon the request of either party, the parties shall execute written confirmation of the same.

     (e) Notwithstanding anything to the contrary contained in this Article 15, an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (a person or an entity which is controlled by, controls, or is under common control with, Tenant or which results from the merger or consolidation with Tenant or to which substantially all of Tenant's assets are transferred) (the "AFFILIATE") shall not be deemed a Transfer under this Article 15, provided that Tenant provides Landlord with at least fifteen (15) days prior written notice of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such assignment or sublease or such affiliate, and further provided that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. "CONTROL," as used in this Article 15(e), shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity or otherwise able to control the management of such entity.

ARTICLE 16 - Damage or Destruction

     If the Project is damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust



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covering the Premises or the Project, the damage shall be repaired by Landlord to the extent such insurance proceeds are available therefor and provided such repairs can, in Landlord's reasonable opinion, be completed within two hundred ten (210) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other premiums, and until such repairs are completed rent shall be abated in proportion to the part of the Premises which is reasonably unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less). As soon as possible following the damage or destruction, Landlord shall provide Tenant written notice of the amount of time Landlord, in its reasonable opinion, estimates it will take to complete the repairs. If the damage is due to the fault or neglect of Tenant, its employees, agents, contractors, guests, invitees and the like, there shall be no abatement of rent, unless and to the extent Landlord receives rental income insurance proceeds. Upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Section 14(a)(ii)(A) above; provided, however, that if the cost of repair of improvements within the Premises by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as so assigned by Tenant, such excess costs shall be paid by Tenant to Landlord prior to Landlord's repair of such damage. If the cost of repair of improvements within the Premises by Landlord exceeds the amount of insurance proceeds received by Landlord from Landlord's insurance carrier, such excess costs shall be paid by Tenant to Landlord prior to Landlord's repair of such damage. If the damage or casualty is not due to the fault or neglect of Tenant, its employees, agents or visitors, guests, invitees or licensees, and cannot be repaired so that Tenant may reasonably occupy the Premises within two hundred ten (210) days of such damage or destruction, Tenant may terminate this Lease by providing written notice to Landlord within fifteen (15) days of receiving Landlord's estimate as to the time required to repair the Premises. If Tenant does not exercise the foregoing termination right and if repairs cannot, in Landlord's reasonable opinion, be completed within two hundred ten (210) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other premiums, Landlord may, at its option, either (i) make them in a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated, if at all, in the manner provided in this Article 16, or (ii) elect not to effect such repairs and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after Landlord learns of the necessity for repairs as a result of damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises.

     If neither Landlord nor Tenant have terminated this Lease and the repairs are not actually completed within two hundred ten (210) days after the date Landlord learns of the necessity for repairs as a result of the damage (which two hundred ten (210) day period shall be extended by Force Majeure and by any delays resulting from the acts or omissions of Tenant and/or its agents, employees or contractors), Tenant shall have the right to terminate this Lease within five (5) business days after the end of such period, by notice to Landlord (the "Damage Termination Notice"), effective as of the date set forth in the Damage Termination Notice (the "Damage Termination Date"), which Damage Termination Date shall not be less than five (5) business days following the end of such period. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty (30) day period, then the Damage Termination Notice shall be of no force or effect but if the repairs shall not be substantially completed within such thirty (30) day period, then this Lease shall terminate upon the expiration of such thirty (30) day period. Upon any such termination of this Lease pursuant to this Article 16, Tenant shall pay the Monthly Basic Rental and Additional Rent, properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Term.


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

     In addition to the foregoing, Landlord may elect to terminate this Lease if the Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies. Finally, if the Premises or the Project is damaged to any substantial extent during the last twelve (12) months of the Term, then notwithstanding anything contained in this Article 16 to the contrary, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within sixty (60) days after Landlord learns of the necessity for repairs as the result of such damage. A total destruction of the Project shall automatically terminate this Lease. Except as provided in this Article 16, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from such damage or destruction or the making of any repairs, alterations or improvements in or to any portion of the Project or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, trade fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same. Except for proceeds relating to Tenant's furniture, furnishings, trade fixtures and equipment, Tenant acknowledges that Tenant shall have no right to any proceeds of insurance relating to property damage. With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932 and 1933 of the California Civil Code.

ARTICLE 17- Subordination

     This Lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which affect the Property or the Project, including all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the lessor under any such lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that they desire or require this Lease to be prior and superior thereto, upon written request of Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor, holder or holders deem necessary or desirable for purposes thereof. Landlord agrees to use commercially reasonable efforts to obtain for Tenant a Subordination, Non-Disturbance and Attornment Agreement executed by any existing mortgagee or ground lessor of the Project, on such mortgagee or ground lessor's standard form. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises, the Project or the property or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided, however, that Landlord obtains from the lender or other party in question a written undertaking in favor of Tenant to the effect that such lender or other party will not disturb Tenant's right of possession under this Lease if there is not then an Event of Default under this Lease. Subject to the foregoing, Tenant agrees, within ten (10) days after Landlord's written request therefor, to execute, acknowledge and deliver upon request any and all documents or instruments requested by Landlord or necessary or proper to assure the subordination of this Lease to any such mortgages, deed of trust, or leasehold estates. Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage or deed of trust or any deed in lieu thereof, to attorn to the purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof as so requested to do so by such purchaser and to recognize such purchaser as the lessor under this Lease; Tenant shall, within five (5) days after request execute such further instruments or assurances as such purchaser may reasonably deem necessary to evidence or confirm such attornment. Tenant agrees to provide copies of any notices of Landlord's default under this Lease to any mortgagee or deed of trust beneficiary whose address has been provided to Tenant and Tenant shall provide such mortgagee or deed of trust beneficiary a commercially reasonable time after receipt of such notice within which to cure any such default. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.


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

ARTICLE 18 - Eminent Domain

     If the Premises or the Project is taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), and such Taking prevents Tenant from reasonably conducting its business in the Premises in a manner reasonably comparable to that conducted by Tenant immediately before such Taking, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenable by the Taking. If all or a material portion of the Building becomes subject to a Taking, then this Lease, at the option of Landlord, exercised by written notice to Tenant within thirty (30) days after such Taking, shall terminate and rent shall be apportioned as of the date of such Taking. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and trade fixtures belonging to Tenant and removable by Tenant at the expiration of the Term hereof as provided hereunder or for the interruption of, or damage to, Tenant's business. In the event of a partial taking described in this Article 18, or a sale, transfer or conveyance in lieu thereof which does not result in a termination of this Lease, the rent shall be apportioned according to the ratio that the part of the Premises remaining useable by Tenant bears to the total area of the Premises. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

ARTICLE 19 - Default

     Each of the following acts or omissions of Tenant or of any guarantor of Tenant's performance hereunder, or occurrences, shall constitute an "Event of Default":

     (a) Failure or refusal to pay Basic Rental, Additional Rent or any other amount to be paid by Tenant to Landlord hereunder within five (5) calendar days after notice that the same is due or payable hereunder; said five (5) day period shall be in lieu of, and not in addition to, the notice requirements of Section 1161 of the California Code of Civil Procedure or any similar or successor law;

     (b) Except as set forth in Subparagraphs (a) above and (c) through and including (g) below, failure to perform or observe any other covenant or condition of this Lease to be performed or observed within thirty (30) days following written notice to Tenant of such failure. Such thirty (30) day notice shall be in lieu of, and not in addition to, any law required under Section 1161 of the California Code of Civil Procedure or any similar or successor law;

     (c) Intentionally Omitted;

     (d) Intentionally Omitted;

     (e) The filing by Tenant in any court pursuant to any statute of a petition in bankruptcy or insolvency or for reorganization or arrangement for the appointment of a receiver of all or a portion of Tenant's property; the filing against Tenant of any such petition, or the commencement of a proceeding for the appointment of a trustee, receiver or liquidator for Tenant, or of any of the property of Tenant, or a proceeding by any governmental authority for the dissolution or liquidation of Tenant, if such proceeding shall not be dismissed or trusteeship discontinued within thirty (60) days after commencement of such proceeding or the appointment of such trustee or receiver; or the making by Tenant of an assignment for the benefit of creditors;

     (f) Tenant's failure to cause to be released any mechanics liens filed against the Premises or the Project with respect to work performed on the Premises by or at the direction of Tenant within thirty (30) days after the date the same shall have been filed or recorded (other than the initial tenant improvements to be constructed by Landlord); or


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

     (g ) Tenant's failure to observe or perform according to the provisions of Articles 17 or 25 within five (5) business days after receipt of notice from Landlord (which notice shall be in addition to any notice required to be delivered by Landlord under Articles 17 and 25).

                  All defaults by Tenant of any covenant or condition of this Lease shall be deemed by the parties hereto to be material.

ARTICLE 20 - Remedies

     (a ) Upon the occurrence of an Event of Default under this Lease as provided in Article 19 hereof, Landlord may exercise all of its remedies as may be permitted by law, including, but not limited to, the remedy provided by
Section 1951.4 of the California Civil Code, and including, without limitation, terminating this Lease, re-entering the Premises and removing all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant the aggregate of all amounts permitted by law, including, but not limited to (i) the worth at the time of award of the amount of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "rent" as used in this Article 20(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Items (i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Item (e), below, but in no case greater than the maximum amount of such interest permitted by law. As used in Item (iii), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     (b) Nothing in this Article 20 shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

     (c) Notwithstanding anything to the contrary set forth herein, Landlord's re-entry to perform acts of maintenance or preservation of or in connection with efforts to relet the Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and effect, and Landlord may enforce all of Landlord's rights and remedies hereunder including, without limitation, the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Event of Default, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

     (d) All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord by law, and the exercise of one (1) or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy.


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                                      -19-

     (e) Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the lower of eighteen percent (18%) per annum, or the maximum lawful rate of interest from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In addition to such interest:
(i) if Basic Rental is not paid within ten (10) days after the same is due, a late charge equal to ten percent (10%) of the amount overdue or Five Hundred Dollars ($500.00), whichever is greater, shall be assessed and shall accrue for each calendar month or part thereof until such rental, including the late charge, is paid in full, which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's late payment; and (ii) an additional charge of Twenty-Five Dollars ($25.00) shall be assessed for any check given to Landlord by or on behalf of Tenant which is not honored by the drawee thereof, which damages include Landlord's additional administrative and other costs associated with such late payment and unsatisfied checks, and the parties agree that it would be impracticable or extremely difficult to fix Landlord's actual damage in such event. Such charges for interest and late payments and unsatisfied checks are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.

     (f) Whether or not Landlord elects to terminate this Lease on account of any Event of Default, as set forth in this Article 20, Landlord shall have the right to succeed to Tenant's interest in any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     (g) (i) Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within forty-five (45) days after written notice is delivered by Tenant to Landlord and to the holder of any mortgages or deeds of trust (collectively, "Lender") covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying the obligation which Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than forty-five (45) days are required for performance, then Landlord shall not be in default if Landlord or Lender commences performance within such forty-five (45) day period and thereafter diligently prosecutes the same to completion.

          (ii) In the event of any default, breach or violation of Tenant's rights under this Lease by Landlord, Tenant's exclusive remedies shall be an action for specific performance or action for actual damages. Without limiting any other waiver by Tenant which may be contained in this Lease, Tenant hereby waives the benefit of any laws granting it the right to perform Landlord's obligation, or the right to terminate this Lease on account of any Landlord default.

ARTICLE 21 - Transfer of Landlord's Interest

     In the event of any transfer or termination of Landlord's interest in the Premises or the Project by sale, assignment, transfer, foreclosure, deed in lieu of foreclosure, or otherwise, whether voluntary or involuntary, and the assumption by the successor-in-interest of Landlord's obligations under this Lease, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord from and after the date of such transfer or termination, including furthermore without limitation the obligation of Landlord under Article 4 above and California Civil Code 1950.7 to return the security deposit, provided said security deposit is transferred to said transferee. Tenant agrees to attorn to the transferee upon any such transfer and to recognize such transferee as the lessor under this Lease and Tenant shall, within five (5) days after request, execute such further instruments or assurances as such transferee may reasonably deem necessary to evidence or confirm such attornment.

ARTICLE 22 - Broker

     In connection with this Lease, Tenant warrants and represents that it has had dealings only with firm(s) set forth in Article 1.H. of the Basic Lease Provisions and that it knows of no other



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

person or entity who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold Landlord, its agents, members, partners, representatives, officers, affiliates, shareholders, employees, successors and assigns harmless from and against any and all loss, liability and expenses which Landlord may incur should such warranty and representation prove incorrect, inaccurate or false.


ARTICLE 23 - Parking

     Tenant shall rent from Landlord, commencing on the Commencement Date, the number of unreserved parking passes set forth in Article 1.I. of the Basic Lease Provisions, which parking passes shall pertain to the Project parking facility. To the extent available, Tenant may rent additional unreserved parking passes on a month-to-month basis. Tenant shall pay to Landlord for automobile parking passes the prevailing rate charged from time to time at the location of such parking passes (the rate is currently $50.00 per unreserved pass and will not be increased for Tenant by more than 10% per annum, compounded and cumulative). In addition, Tenant shall be responsible for the full amount of any taxes (other than Landlord's federal, state or local income taxes) imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the parking facility by Tenant. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all reasonable rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations, and Tenant not being in default under this Lease. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements, provided that to the extent any construction work restricts Tenant's use of its allocated parking spaces, Landlord shall provide alternative parking within a reasonable walking distance from the Project (or Landlord shall provide transportation, at no cost to Tenant or its employees or visitors, from such alternative parking area to the Project in the event such alternative parking area is not within a reasonable walking distance from the Project) to compensate for Tenant's restricted parking rights (on a temporary basis) during such construction period. Landlord may delegate its responsibilities hereunder to a parking operator or a lessee of the parking facility in which case such parking operator or lessee shall have all the rights of control attributed hereby to the Landlord. The parking passes rented by Tenant pursuant to this Article 23 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.

     Once the Project is 95% occupied, Landlord shall make a one-time offer to Tenant of up to five (5) additional unreserved parking passes pertaining to the Project parking facility, to the extent available. Landlord shall offer such unreserved parking passes to Tenant by providing Tenant a written notice of availability of such unreserved parking passes (the "Parking Notice"). Tenant shall accept or decline the unreserved parking passes by responding to Landlord in writing within ten (10) days of the Parking Notice; Tenant's failure to timely respond shall be deemed an election to decline the unreserved parking passes. If Tenant elects to accept any such unreserved parking passes, Tenant shall be obligated to rent such unreserved parking passes for the remainder of the Lease Term and any extensions or renewals. If Tenant declines all or any such unreserved parking passes, Landlord shall have no obligation to make the unreserved parking passes available to Tenant at any future date. All charges, rules and regulations set forth above in this Article 23 shall apply to the unreserved parking passes.

ARTICLE 24 - Waiver

     No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other

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provision. No provision of this Lease may be waived by Landlord, except by an instrument in writing executed by Landlord. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly, Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord's rights.

ARTICLE 25 - Estoppel Certificate

     Tenant shall, at any time and from time to time, upon not less than ten
(10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying the following information (but not limited to the following information in the event further information is requested by Landlord): (a) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as modified, is in full force and effect); (b) the dates to which the rental and other charges are paid in advance, if any; (c) the amount of Tenant's security deposit, if any; and (d) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events or conditions, if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Real Property. Tenant's failure to deliver such statement within such time shall constitute an admission by Tenant that all statements contained therein are true and correct. Tenant agrees to execute all documents required in accordance with this Article 25 within ten (10) days after delivery of said documents.

ARTICLE 26 - Liability of Landlord

     Notwithstanding anything in this Lease to the contrary, any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder or any claim, cause of action, obligation, contractual statutory or otherwise by Tenant against Landlord concerning, arising out of or relating to any matter relating to this Lease and all of the covenants and conditions or any obligations, contractual, statutory, or otherwise set forth herein, shall be limited solely and exclusively to an amount which is equal to the lesser of (i) the interest of Landlord in and to the Project, and (ii) the interest Landlord would have in the Project if the Project were encumbered by third party debt in an amount equal to seventy-five percent (75%) of the then current value of the Property (as such value is reasonably determined by Landlord). No other property or assets of Landlord, or any member, officer, director, shareholder, partner, trustee, agent, servant or employee of Landlord ("Representative") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, Landlord's obligations to Tenant, whether contractual, statutory or otherwise, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Premises. Tenant further understands that any liability, duty or obligation of Landlord to Tenant shall automatically cease and terminate as of the date that Landlord or any of Landlord's Representatives no longer have any right, title or interest in or to the Project.

ARTICLE 27 - Inability To Perform

     Other than monetary obligations of each of the parties hereunder, this Lease and the obligations of each party hereunder shall not be affected or impaired because a party is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused


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by reason of any prevention, delay, stoppage due to strikes, lockouts, acts of
God, or any other cause previously, or at such time, beyond the reasonable control or anticipation of that party (collectively, a "Force Majeure"), and that party's obligation under this Lease shall be forgiven and suspended by any such Force Majeure.


ARTICLE 28 - Hazardous Waste

     (a) Tenant shall not cause or knowingly permit any Hazardous Material (as defined in Article 28(d) below) to be brought, kept or used in or about the Project by Tenant, its agents, employees, contractors, or invitees. Tenant indemnifies Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Project, damages for the loss or restriction or use of rentable or usable space or of any amenity of the Project, damages arising from any adverse impact or marketing of space in the Project, and sums paid in settlement of claims, attorney's fees, consultant fees, and expert fees) which arise during or after the Term of this Lease as a result of such breach. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Project. Without limiting the foregoing, if the presence of any Hazardous Material on the Project caused or permitted by Tenant results in any contamination of the Project and subject to the provisions of Articles 9, 10 and 11, hereof, Tenant shall promptly take all actions at its sole expense as are necessary to return the Project to substantially the condition existing prior to the introduction of any such Hazardous Material and the contractors to be used by Tenant for such work must be approved by Landlord, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Project and so long as such actions do not materially interfere with the use and enjoyment of the Project by the other tenants thereof. Tenant's obligations under this Section 28(a) shall survive the expiration or earlier termination of this Lease.

     (b) Intentionally Omitted.

     (c) It shall not be unreasonable for Landlord to withhold its consent to any proposed transfer if (i) the proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material; (ii) the proposed transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such transferee's actions or use of the property in question; or
(iii) the proposed transferee is subject to an Enforcement Order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

     (d) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as "Hazardous Waste", "Extremely Hazardous Waste", or "Restricted Hazardous Waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law); (ii) defined as a "Hazardous Substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act); (iii) defined as a "Hazardous Material", "Hazardous Substance", or "Hazardous Waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory); (iv) defined as a "Hazardous Substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances); (v) petroleum; (vi) asbestos; (vii) listed under
Article 9 or defined as "Hazardous" or "Extremely Hazardous" pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20;
(viii) designated as a "Hazardous Substance" pursuant to Section 311 of the Federal Water Pollution


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

Control Act (33 U.S.C. Section 1317); (ix) defined as a "Hazardous Waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903); or (x) defined as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq. (42 U.S.C. Section 9601).

     (e) As used herein, the term "laws" means any applicable federal, state or local law, ordinance, or regulation relating to any Hazardous Material affecting the Project, including, without limitation, the laws, ordinances, and regulations referred to in Article 28(d) above.

ARTICLE 29 - Surrender of Premises; Removal of Property

     (a) The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination hereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

     (b) Upon the expiration of the Term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now and hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning, telephone and data cabling and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damage to the Premises resulting from the installation and removal of such items to be removed.

     (c) Whenever Landlord shall re-enter the Premises as provided in Article 12 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the Term of this Lease (or within seventy-two (72) hours after a termination by reason of Tenant's default), as provided in this Lease, shall be considered abandoned, and Landlord may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice or to demand upon Tenant, for the payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale as follows: first, to the cost and expense of such sale, including reasonable attorney's fees for services rendered; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

     (d) All fixtures, equipment, Alterations and/or appurtenances attached to or built into the Premises prior to or during the Term of the Lease (excepting only trade fixtures identified as such by Tenant immediately after their installation and the other items listed in Article 29(b)), whether by Landlord or Tenant and whether at the expense of Landlord or Tenant, or of both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Term unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord. Such fixtures, equipment, leasehold improvements, Alterations, additions, improvements and/or appurtenances shall include, but not be limited to all floor coverings, drapes, paneling, built-in cabinetry, molding, doors, vaults (including vault doors), plumbing systems, security systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.


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

ARTICLE 30 - Miscellaneous

     (a) SEVERABILITY; ENTIRE AGREEMENT. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof, and any such other provisions shall remain in full force and effect. This Lease and the exhibits and any Addendum attached hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their successor-in-interest.

     (b) ATTORNEY'S FEES; WAIVER OF JURY TRIAL.

          (i) In any action to enforce the terms of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorney's fees in such suit and such attorney's fees shall be deemed to have accrued prior to the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

          (ii) When legal services are rendered by an attorney at law who is an employee of a party, attorney's fees incurred by that party shall be deemed to include an amount based upon the number of hours spent by such employee on such matters multiplied by an appropriate billing rate determined by taking into consideration the same factors, including but not limited by, the importance of the matter, time applied, difficulty and results, as are considered when an attorney not in the employ of a party is engaged to render such service.

          (iii) EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THIS LEASE, FOR DAMAGES FOR ANY BREACH UNDER THIS LEASE, OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY HEREUNDER.

     (c) TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease.

     (d) HEADINGS; JOINT AND SEVERAL. The article headings contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon Tenant shall be joint and several as to each of the persons, firms or corporations of which Tenant may be composed.

     (e) RESERVED AREA. Tenant hereby acknowledges and agrees that the exterior walls of the Premises and the area between the finished ceiling of the Premises and the slab of the floor of the Project thereabove have not been demised hereby, and the use thereof, together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises and serving other parts of the Project, are hereby excepted and reserved unto Landlord.

     (f) NO OPTION. THE SUBMISSION OF THIS LEASE BY LANDLORD, ITS AGENT OR REPRESENTATIVE FOR EXAMINATION OR EXECUTION BY TENANT DOES NOT CONSTITUTE AN OPTION OR OFFER TO LEASE THE PREMISES UPON THE TERMS AND CONDITIONS CONTAINED HEREIN OR A RESERVATION OF THE PREMISES IN FAVOR OF TENANT, IT BEING INTENDED HEREBY THAT THIS LEASE SHALL ONLY BECOME EFFECTIVE UPON THE EXECUTION HEREOF BY LANDLORD AND DELIVERY OF A FULLY EXECUTED LEASE TO TENANT.

     (g) USE OF PROJECT NAME; IMPROVEMENTS. Tenant shall not be allowed to use the name, picture or representation of the Project, or words to that effect, in connection with any business carried on in the Premises or otherwise (except as Tenant's address or in Tenant's letterhead) without the prior written consent of Landlord (which shall not be unreasonably withheld). In the event that Landlord undertakes any additional improvements on the Real Property, including but not limited to new construction or renovation or additions to the existing improvements,

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Landlord shall not be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby, except as expressly set forth in Article 13.

     (h) RULES AND REGULATIONS. Tenant shall observe faithfully and comply strictly with the Rules and Regulations attached to this Lease as Exhibit "B" and made a part hereof, and such other rules and regulations as Landlord may from time to time reasonably adopt for the safety, care and cleanliness of the Project, the facilities thereof, or the preservation of good order therein. Landlord shall not be liable to Tenant for violation of any such rules and regulations, or for the breach of any covenant or condition in any Lease by any other tenant in the Project. A waiver by Landlord of any rule or regulation for any other tenant shall not constitute nor be deemed a waiver of the rules or regulations for this Tenant.

     (i) QUIET POSSESSION. Upon Tenant's paying the Basic Rent, Additional Rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this Lease.

     (j) RENT. All payments required to be made hereunder to Landlord shall be deemed to be rent, whether or not described as such.

     (k) SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 15 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     (l) NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal service evidenced by a signed receipt or sent by registered or certified mail, return receipt requested, or via overnight courier, and shall be effective upon proof of delivery, addressed to Tenant at the Premises or to Landlord at the management office for the Project, with a copy to Landlord, c/o Arden Realty, Inc., 11601 Wilshire Boulevard, Los Angeles, California 90025, Attn: Legal Department. Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices to be given hereunder shall be concurrently transmitted to such other parties as designated in writing by Landlord or Tenant. Any notices sent by Landlord regarding or relating to eviction procedures, including without limitation three day notices, may be sent by regular mail.

     (m) PERSISTENT DELINQUENCIES. In the event that Tenant shall be delinquent by more than fifteen (15) days in the payment of rent on three (3) separate occasions in any twelve (12) month period, Landlord shall have the right to terminate this Lease by thirty (30) days' written notice given by Landlord to Tenant within thirty (30) days of the last such delinquency.

     (n) RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable cure period set forth in this Lease, Landlord may, but shall not be obligated to, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as is in this Lease provided. All sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Landlord, shall be payable to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the rent.


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                                      -26-

     (o) ACCESS, CHANGES IN PROJECT, FACILITIES, NAME.

          (i) Every part of the Project except the inside surfaces of all walls, windows and doors bounding the Premises (including exterior building walls, core corridor walls and doors and any core corridor entrance), and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

          (ii) Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the walls, columns and ceilings of the Premises.

          (iii) Provided that the exercise of such right does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Project and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deem necessary or desirable.

          (iv) Landlord may adopt any name for the Project, and Landlord reserves the right to change the name or address of the Project at any time.

     (p) SIGNING AUTHORITY. If Tenant is a corporation, partnership or limited liability company, each individual executing this Lease on behalf of said entity represents and warrants that this Lease is binding upon said entity in accordance with its terms, and that he or she is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with: (i) if Tenant is a corporation, a duly-adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, (ii) if Tenant is a partnership, the terms of the partnership agreement, and (iii) if Tenant is a limited liability company, the terms of its operating agreement. Concurrently with Tenant's execution of this Lease, Tenant shall provide to Landlord a copy of: (a) if Tenant is a corporation, such resolution of the Board of Directors authorizing the execution of this Lease on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation to be a true copy of a resolution duly adopted by the Board of Directors of said corporation and shall be substantially in the form of Exhibit "E" or in some other form reasonably acceptable to Landlord, (b) if Tenant is a partnership, a copy of the provisions of the partnership agreement granting the requisite authority to each individual executing this Lease on behalf of said partnership, and (c) if Tenant is a limited liability company, a copy of the provisions of its operating agreement granting the requisite authority to each individual executing this Lease on behalf of said limited liability company.

     (q) IDENTIFICATION OF TENANT.

          (i) If Tenant constitutes more than one person or entity, (A) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (B) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (C) the act of or notice from, or notice or refund to, or the signature of any one (1) or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

          (ii) If Tenant is a partnership (or is comprised of two or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article 15 hereof (any such partnership and such persons hereinafter referred to in this Article 30(q)(ii) as "Partnership Tenant"), the following provisions of this Lease shall apply to such Partnership Tenant:

                    (A) The liability of each of the parties comprising Partnership Tenant shall be joint and several.



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                    (B) Each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to the Landlord, and by notices, demands, requests or other communication which may hereafter be given, by Partnership Tenant or any of the parties comprising Partnership Tenant or by the individual or individuals authorized to execute this Lease on behalf of Partnership Tenant under Subparagraph (p) above.

                    (C) Any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

                    (D) If Partnership Tenant admits new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                    (E) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall terminate the provisions of clause (D) of this Article 30(q)(ii) or relieve any such new partner of his/her obligations thereunder).

     (r) SUBSTITUTE PREMISES. Intentionally Omitted.

     (s) SURVIVAL OF OBLIGATIONS. Any obligations of Tenant occurring prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

     (t) CONFIDENTIALITY. Landlord and Tenant each acknowledges that the content of this Lease and any related documents are confidential information. Landlord and Tenant each shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than its financial, legal and space planning consultants and any proposed subtenants or assignees, except as required by legal or regulatory requirements.

     (u) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of California. No conflicts of law rules of any state or country (including, without limitation, California conflicts of law rules) shall be applied to result in the application of any substantive or procedural laws of any state or country other than California. All controversies, claims, actions or causes of action arising between the parties hereto and/or their respective successors and assigns shall be brought, heard and adjudicated by the courts of the State of California, with venue in the County of Los Angeles. Each of the parties hereto hereby consents to personal jurisdiction by the courts of the State of California in connection with any such controversy, claim, action or cause of action, and each of the parties hereto consents to service of process by any means authorized by California law and consent to the enforcement of any judgment so obtained in the courts of the State of California on the same terms and conditions as if such controversy, claim, action or cause of action had been originally heard and adjudicated to a final judgment in such courts. Each of the parties hereto further acknowledges that the laws and courts of California were freely and voluntarily chosen to govern this Lease and to adjudicate any claims or disputes hereunder.

     (v) EXHIBITS AND ADDENDUM. The Exhibits and Addendum, if applicable, attached hereto are incorporated herein by this reference as if fully set forth herein.

     (w) FINANCIAL STATEMENTS. Tenant shall, when requested by Landlord from time to time, furnish a true and correct audited financial statement of its financial condition prepared in

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conformity with generally accepted accounting principles and in a form reasonably satisfactory to Landlord.

ARTICLE 31 - Signage/Directory

     Provided Tenant is not in default hereunder, Tenant, at Tenant's sole cost and expense, shall have the right to one (1) line in the lobby directory during the Lease Term and any other building-standard signage.

ARTICLE 32 - Lease Guaranty

     Concurrently with the execution of this Lease, Citadel Technology, Inc. shall execute and deliver in favor of Landlord, a Guaranty of Lease guaranteeing all of Tenant's obligations under this Lease. Such Guaranty of Lease shall be in the form of that attached hereto as Exhibit "F".


     IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions and Articles, including all exhibits and other attachments referenced therein, as of the date first above written.



"TENANT"                              "LANDLORD"

HOW2HQ.COM, INC.,                     ARDEN REALTY LIMITED PARTNERSHIP,
a Delaware corporation                a Maryland limited partnership

                                      By: ARDEN REALTY, INC.,
By:  /s/ Steven B. Solomon                a Maryland corporation
     ----------------------------         Its: Sole General Partner
     Name:  Steven B. Solomon
            ---------------------
     Title: CEO/Chairman
            ---------------------

By:  /s/ David A. Wood                By:  /s/ Victor J. Coleman
     ----------------------------          ------------------------------------
     Name:  David A. Wood                  VICTOR  J. COLEMAN
            ---------------------          Its: President and COO
     Title: Asst. Secretary
            ---------------------
                                      By: /s/ Andrew J. Sobel
                                          -------------------------------------
                                          Name:  Andrew J. Sobel
                                               --------------------------------
                                          Title: Exec. VP and Asst. Secretary
                                                -------------------------------



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